EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John C. East, Henry L. Perret, and David L. Van De Hey, and each of them acting individually, as his attorney-in-fact, each with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Annual Report on Form 10-K and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Exchange Act of 1934, this Annual Report on Form 10-K has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

                 Signature                                          Title                                Date
-----------------------------------------     --------------------------------------------------    --------------
              /s/ John C. East                President and Chief Executive  Officer  (Principal    March 31, 2000
-----------------------------------------     Executive Officer) and Director
               (John C. East)



             /s/ Henry L. Perret              Vice  President  of  Finance  and Chief  Financial    March 31, 2000
-----------------------------------------     Officer   (Principal   Financial  and   Accounting
             (Henry L. Perret)                Officer)




             /s/ Jos C. Henkens               Director                                              March 31, 2000
-----------------------------------------
              (Jos C. Henkens)



           /s/ Jacob S. Jacobsson             Director                                              March 31, 2000
-----------------------------------------
            (Jacob S. Jacobsson)




         /s/ Frederic N. Schwettmann          Director                                              March 31, 2000
-----------------------------------------
         (Frederic N. Schwettmann)



            /s/ Robert G. Spencer             Director                                              March 31, 2000
-----------------------------------------
            (Robert G. Spencer)